                                                                   Exhibit 3.216

FEE: $1.00 per $1,000.00
On Authorized Capital
MINIMUM FEE:  $50.00

                          CERTIFICATE OF INCORPORATION
                                    (PROFIT)

FILE IN DUPLICATE

PRINT CLEARLY

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

1.    The name of this corporation is:
EmCare of Oklahoma, Inc.
--------------------------------------------------------------------------------
(Please refer to procedure sheet for statutory words required to be included in the corporate name.)

2. The address of the registered office in the State of Oklahoma and the name of the registered agent at such address are:

National Registered Agents, Inc. of Oklahoma, 217 N. Harvey Ave, #213, Oklahoma City, OK 73102
--------------------------------------------------------------------------------
NAME       NUMBER & STREET ADDRESS        CITY       COUNTY        ZIP CODE
                        (P.O. BOXES ARE NOT ACCEPTABLE.)

3.    The duration of the corporation is: perpetual
                                          --------------------------------------
                                             (Perpetual unless otherwise stated)

4.    The purpose or purposes for which the corporation is formed are:

transact any lawful business for which corporations may be organized pursuant to the provisions of the Oklahoma General Corporation Act.

5. The aggregate number of shares which the corporation shall have authority to issue, the designation of each class, the number of shares of each class, and the par value of the shares of each class are as follows:

NUMBER OF SHARES           SERIES           PAR VALUE PER SHARE
                                            (Or, if without par value, so state)
Common   1,000                              $0.01
Preferred_______                            _____

TOTAL NO. SHARES:  1,000                    TOTAL AUTHORIZED CAPITAL:  $10.00

6. If the powers of the incorporator(s) are to terminate upon the filing of the certificate of incorporation, the names and mailing addresses of the persons who are to serve as directors:

NAME        MAILING ADDRESS      CITY              STATE            ZIP CODE
Leonard M. Riggs, Jr., M.D.     1717 Main Street, Suite 5200, Dallas, TX 75201

William F. Miller, III          1717 Main Street, Suite 5200, Dallas, TX 75201
________________________________________________________________________________

7.    The name and mailing address of the undersigned incorporator(s):

NAME        MAILING ADDRESS      CITY              STATE           ZIP CODE
William F. Miller, III          1717 Main Street, Suite 5200, Dallas, TX 75201
________________________________________________________________________________

THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Oklahoma does certify that the facts herein stated are true, and has accordingly hereunto set my hand this 25th day of March, 1998.

/s/  William F. Miller, III
----------------------------
Signature
William F. Miller, III

____________________________
Signature

                             CONSENT TO USE OF NAME

EmCare, Inc., a corporation organized and existing under the laws of the State of Delaware and qualified in the state of Oklahoma, does hereby consent to the use of name and incorporation of EmCare of Oklahoma, Inc. in the state of Oklahoma.

                                               EMCARE, INC.

                                               By: /s/ William F. Miller, III
                                                   -----------------------------
                                               William F. Miller, III, President

FILING FEE:  $25.00

FILE IN DUPLICATE

PRINT CLEARLY

                              CHANGE OR DESIGNATION
                                       OF
                                REGISTERED AGENT
                                     AND/OR
                                REGISTERED OFFICE
                             (OKLAHOMA CORPORATION)

TO:  OKLAHOMA SECRETARY OF STATE
2300 N. Lincoln Blvd., Room 101, State Capitol Building
Oklahoma City, Oklahoma 73105-4897
(405) 522-4560

The undersigned, for the purpose of changing its registered agent and/or registered office pursuant to Section 1023/1026 of the Oklahoma General Corporation Act, hereby certifies:

1.    The name of the corporation is EMCARE OF OKLAHOMA, INC.

2. The name of the registered agent and the street address of the registered office in the State of Oklahoma is:

Corporation Service Company  115 S.W. 89th Street  Oklahoma City  Oklahoma County 73139-8511
---------------------------  --------------------  -------------  --------------------------
NAME OF AGENT                STREET ADDRESS        CITY           COUNTY          ZIP CODE

                         (P.O. BOXES ARE NOT ACCEPTABLE)

      IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its President or Vice President and attested to by its Secretary or Assistant Secretary, this 14 day of Aug, 2000.

                                                   /s/ Laura R. Dunlap
                                                   -----------------------------
                                                   By Vice President

                                                   LAURA R. DUNLAP
                                                   (PLEASE PRINT NAME)

ATTEST:

/s/ Patricia Pizzuto
By ______Secretary

PATRICIA PIZZUTO
(PLEASE PRINT NAME)

                                                           (SOS FORM 0056-12/01)

FILING FEE:  $25.00

FILE IN DUPLICATE

PRINT CLEARLY

                       CHANGE OF NAME OF REGISTERED AGENT
                                     AND/OR
                          ADDRESS OF REGISTERED OFFICE
                                   (BY AGENT)

TO:  OKLAHOMA SECRETARY OF STATE
2300 N. Lincoln Blvd., Room 101, State Capitol Building
Oklahoma City, Oklahoma 63105-4897
(405) 522-4560

The undersigned, the current registered agent for the corporation identified below, for the purpose of changing the name of the corporation's registered agent or address of the registered office, or both, in Oklahoma, as provided by
Section 1024 of the Oklahoma General Corporation Act, hereby certifies:

1.    The name of the corporation is: EMCARE OF OKLAHOMA, INC.

2. The corporation is organized and existing under the laws of the State of OK.

3.    The new street address to which the registered office will be changed is:

115 Southwest 89th Street, Oklahoma City,   Oklahoma County,  OK      73139-8505
--------------------------------------------------------------------------------
STREET ADDRESS             CITY             COUNTY                     ZIP CODE

4.    Change of Name of Registered Agent

a. The new name of such registered agent: National Registered Agents, Inc. of OK

b. The name of such registered agent before it was changed: National Registered Agents, Inc. of OK

                       (CONTINUED ON REVERSE SIDE OF FORM)

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed this 20th day of September, 2000.

                           INDIVIDUAL ACKNOWLEDGEMENT

                                                   _____________________________
                                                             Signature

                                                   _____________________________
                                                        (Please Print Name)

                           CORPORATION ACKNOWLEDGEMENT

                                                 /s/ Dennis E. Howarth
                                                 -------------------------------
                                                 By its President

                                                 Dennis E. Howarth
                                                 Please Print Name

ATTEST:

/s/ Edna Astacio
------------------------------
By its Assistant Secretary

Edna Astacio
(Please Print Name)

                                                           (SOS FORM 0022-11/99)